UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2006

Specialty Underwriters' Alliance, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50891	20-0432760
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 South Riverside Plaza, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 782-4672

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2006, Specialty Underwriters’ Alliance, Inc. (the "Company") amended its partner agent program agreement (the "Partner Agent Agreement") with American Team Managers ("ATM"), dated May 1, 2004, to include a trucking program in the western region.

Item 9.01 Financial Statements and Exhibits.

a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits:

Exhibit No. Description

99.1 Press Release, dated March 20, 2006, relating to the amendment to the Partner Agent Agreement with ATM

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Specialty Underwriters' Alliance, Inc.

March 20, 2006	By:	/s/ Peter E. Jokiel

Name: Peter E. Jokiel
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 20, 2006